                       SECTION 240.14a-101 SCHEDULE 14A
                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934
                                (Amendment No. )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]      Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[X]      Definitive Proxy Statement
[ ]      Definitive Additional Materials
[ ]      Soliciting Material Pursuant to Section 240.14a-11(c) or
         Section 240.14a-12

                          INDEPENDENCE HOLDING COMPANY
.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .
                (Name of Registrant as Specified In Its Charter)

.. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .. . . . .
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

    2) Aggregate number of securities to which transaction applies:

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

    4) Proposed maximum aggregate value of transaction:

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

    5) Total fee paid:

    . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

       [ ] Fee paid previously with preliminary materials.

       [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

           1) Amount Previously Paid:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

           2) Form, Schedule or Registration Statement No.:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

           3) Filing Party:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

           4) Date Filed:

           . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .

                          INDEPENDENCE HOLDING COMPANY

                              -------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                            TO BE HELD JUNE 18, 2004
                              -------------------

To the Stockholders of
INDEPENDENCE HOLDING COMPANY:

    NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders of INDEPENDENCE HOLDING COMPANY (the 'Company') will be held on Friday, June 18, 2004 at 9:30 A.M., EDT, at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut for the following purposes:

        1. To elect seven directors of the Company;

        2. To vote upon a proposal to ratify the selection of independent auditors; and

        3. To transact such other business as may properly come before the meeting and any adjournment thereof.

    Only stockholders of record at the close of business on April 30, 2004 are entitled to notice of, and to vote at, the Annual Meeting of Stockholders.

    Your attention is directed to the Proxy Statement submitted with this notice. WHETHER OR NOT YOU PLAN TO ATTEND THE MEETING IN PERSON, PLEASE DATE AND SIGN THE ENCLOSED FORM OF PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. IN THE EVENT A STOCKHOLDER DECIDES TO ATTEND THE MEETING, SUCH STOCKHOLDER MAY REVOKE SUCH PROXY AND VOTE SUCH SHARES IN PERSON. No postage need be affixed to the enclosed envelope if mailed in the United States.

                                      By Order of the Board of Directors

                                      /s/ David T. Kettig
                                      ....................................
                                      David T. Kettig
                                      Secretary

April 29, 2004

                          INDEPENDENCE HOLDING COMPANY
                             96 CUMMINGS POINT ROAD
                               STAMFORD, CT 06902
                                  203-358-8000

                             ---------------------
                                PROXY STATEMENT
                             ---------------------

    This Proxy Statement is furnished in connection with the solicitation by the Board of Directors of Independence Holding Company (the 'Company') of Proxies to be used at the Annual Meeting of Stockholders to be held at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut on June 18, 2004 at 9:30 A.M., EDT. In addition to solicitation of Proxies by mail, the directors, officers and employees of the Company may solicit Proxies personally, by telephone, telefax or telegram. The expense of all such solicitation, including the cost of preparing, printing and mailing this Proxy Statement, will be borne by the Company. The Company will, upon request, reimburse brokers, banks or other persons for their reasonable out-of-pocket expenses in forwarding proxy material to beneficial owners of the Company's shares. This Proxy Statement and the accompanying Proxy and the Company's Annual Report to Stockholders, which contains financial statements for the year ended December 31, 2003, will first be mailed to stockholders of the Company on or about May 17, 2004.

    If the enclosed form of Proxy is executed and returned, it will be voted as directed by the stockholder. If no directions are given, Proxies will be voted
(i) for election as directors of all of the nominees specified therein, and
(ii) for the ratification of the selection of KPMG LLP ('KPMG') as independent auditors for the calendar year 2004. A Proxy may be revoked at any time, insofar as the authority granted thereby has not been exercised at the Annual Meeting of Stockholders, by filing with the Secretary of the Company a written revocation or a duly executed Proxy bearing a later date. Any stockholder present at the meeting may vote personally on all matters brought before the meeting and, in that event, such stockholder's Proxy will not be used at the meeting by holders of the Proxy.

    Only stockholders of record as of the close of business on April 30, 2004 will be entitled to vote at the meeting. On March 31, 2004, the Company had outstanding and entitled to one vote per share, 7,738,471 shares of Common Stock, par value $1.00 per share ('Common Stock'). An additional 2,060,068 shares of Common Stock are held in treasury by the Company and are not entitled to vote. A majority of the outstanding shares will constitute a quorum at the meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are counted in tabulations of the votes cast on proposals presented to stockholders, whereas broker non-votes are not counted for purposes of determining whether a proposal has been approved.

    If no contrary instruction is indicated, shares represented by properly executed Proxies in the accompanying form of proxy will be voted by the persons designated in the printed portion thereof (i) FOR the election of the nominees named below to serve as directors for a one-year term, and (ii) FOR the ratification of the selection of KPMG as independent auditors for the calendar year 2004. Each director must be elected by the affirmative vote of a plurality of the votes cast at the meeting by the holders of shares of Common Stock represented in person or by Proxy. Approval of KPMG as independent auditors requires the affirmative vote of a majority of the shares of Common Stock present or represented at the meeting.

    Management does not know of any other matters to be brought before the meeting at this time; however, if any other matters are brought before the meeting, the proxy holder shall vote in his discretion with respect to the matter. In the event a stockholder specifies a different choice on the Proxy, such stockholder's shares will be voted or withheld in accordance with the specifications so made. Should any nominee for director named herein become unable or unwilling to accept nomination or election, it is intended that the persons acting under proxy will vote for the election of such other person as the Board of Directors of the Company may recommend unless the number of directors is reduced by the Board of Directors. Each person named as a nominee has consented to their nomination and the Company has no reason to believe that any nominee will be unable or unwilling to serve if elected to office.

                             PRINCIPAL STOCKHOLDERS

    Listed below are the number of shares of Common Stock beneficially owned as of March 31, 2004 by the holders of more than 5% of the Common Stock of the Company.

                                                              COMMON STOCK
                                                              ------------
Geneve Holdings, Inc.(1) ...................................   4,530,895
  96 Cummings Point Road                                           58.6%
  Stamford, Connecticut 06902

---------

(1) According to (i) information disclosed in Amendment No. 35 to Schedule 13D dated May 9, 2001 of Geneve Holdings, Inc., a private diversified holding company located at 96 Cummings Point Road, Stamford, Connecticut, (together with its affiliates also referred to herein as 'Geneve') supplemented by
    (ii) information provided to the Company by Geneve in response to a Company questionnaire, a group consisting of Geneve and certain of its affiliates are the beneficial owners of 4,530,895 shares of Common Stock. Mr. Edward Netter, Chairman and a director of the Company, is an executive officer and a director of Geneve. Mr. Netter and members of his family control Geneve by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of Common Stock owned by Geneve.

                              -------------------

    To the best knowledge of the Company, Geneve has sole investment and voting power with respect to the shares listed above, and no other person or persons acting in concert own beneficially more than 5% of the Common Stock.

    The following table sets forth for each director of the Company, the Chief Executive Officer and the four other most highly compensated executive officers of the Company for the year ended December 31, 2003 (the 'Named Officers'), and for all directors and executive officers of the Company as a group, information regarding beneficial ownership of Common Stock as of March 31, 2004.

                                                NUMBER OF                  PERCENT OF CLASS
          NAME                                   SHARES                    ENTITLED TO VOTE
          ----                                   ------                    ----------------
Alex Giordano.................................    34,133(1)                        *
Larry R. Graber...............................    43,860(2)                        *
David T. Kettig...............................    37,184(3)                        *
Allan C. Kirkman..............................     7,700(4)                        *
Steven B. Lapin...............................    46,768                           *
Edward Netter.................................          (5)                        --
Robert P. Ross, Jr. ..........................    94,631(6)                       1.2%
C. Winfield Swarr.............................    28,033(7)                        *
Roy L. Standfest..............................     8,850                           *
James G. Tatum................................     8,000(8)                        *
Roy T.K. Thung................................   379,910(9)                       4.8%
All directors and executive officers as a
  group (13 persons)..........................   712,404(1)(2)(3)(4)(5)           8.8%
                                                        (6)(7)(8)(9)(10)

---------

 (1) Includes 33,583 shares of Common Stock subject to options granted to Mr. Giordano, all of which are exercisable within 60 days after March 31, 2004.

 (2) Includes 37,666 shares of Common Stock subject to options granted to Mr. Graber, all of which are exercisable within 60 days after March 31, 2004.

 (3) Includes 16,834 shares of Common Stock subject to options granted to Mr. Kettig, all of which are exercisable within 60 days after March 31, 2004.

 (4) Includes 5,500 shares of Common Stock subject to options granted to Mr. Kirkman, all of which are exercisable within 60 days after March 31, 2004.

 (5) As described in the table relating to Principal Stockholders, Geneve and certain of its affiliates are the beneficial owners of 4,530,895 shares of Common Stock, which represents 58.6% of the outstanding Common Stock as of March 31, 2004. Mr. Edward Netter, Chairman and a director of the Company, is an executive officer and a director of Geneve. Mr. Netter and members of his family control Geneve by virtue of his voting interest. Mr. Netter disclaims beneficial ownership as to the shares of Common Stock owned by Geneve.

 (6) Includes 993 shares of Common Stock owned by Mr. Ross' wife, 91,000 shares owned by Starboard Partners, L.P., a limited partnership managed by an entity controlled by Mr. Ross ('Starboard L.P.'), and 2,200 shares of Common Stock subject to options granted to Mr. Ross, all of which are exercisable within 60 days after March 31, 2004. Mr. Ross disclaims beneficial ownership of the shares owned by his wife and Starboard L.P.

 (7) Includes 16,333 shares of Common Stock subject to options granted to Mr. Swarr, all of which are exercisable within 60 days after March 31, 2004.

 (8) Includes 700 shares owned by Mr. Tatum's wife, as to which shares Mr. Tatum disclaims beneficial ownership, and 1,100 shares of Common Stock subject to options granted to Mr. Tatum, all of which are exercisable within 60 days after March 31, 2004.

 (9) Includes 246,783 shares of Common Stock subject to options granted to Mr. Thung, all of which are exercisable within 60 days after March 31, 2004.

(10) Includes 12,168 shares of Common Stock subject to options granted to two executive officers, all of which are exercisable within 60 days after March 31, 2004.

  * Represents less than 1% of the outstanding Common Stock.

                                   PROPOSAL 1
                       NOMINEES FOR ELECTION AS DIRECTORS

    Seven directors will be elected at the meeting, each to hold office until the next Annual Meeting of Stockholders and until such director's successor shall be elected and shall qualify.

    It is intended that shares represented by Proxies will be voted for the election of the nominees named below. If, at the time of the meeting, any of the nominees should be unwilling or unable to serve, the discretionary authority provided in the Proxy will be exercised to vote for a substitute or substitutes, as the Board of Directors recommends. The Board has no reason to believe that any of the nominees will be unwilling or unable to serve as a director.

    The persons named below have been nominated for election as directors. All of such nominees presently serve as directors of the Company.

LARRY R. GRABER, age 54
Director

    Since January 2000, director of the Company; since April 1996, a director and President of Madison National Life Insurance Company, Inc., a wholly-owned subsidiary of the Company with principal offices in Middleton, Wisconsin; since April 1996, a director and President of Southern Life and Health Insurance Company, an insurance company with principal offices in Homewood, Alabama, which is a subsidiary of Geneve; for more than the past five years, a director of Standard Security Life Insurance Company of New York, a wholly-owned subsidiary of the Company located in New York, New York ('Standard Security').

ALLAN C. KIRKMAN, age 60
Director

    Since December 1980, director of the Company; for more than the past five years, Executive Vice President of Mellon Bank, N.A., a national bank with principal offices in Pittsburgh, Pennsylvania.

STEVEN B. LAPIN, age 58
Vice Chairman
Director

    Since July 1991, director of the Company; since July 1999, Vice Chairman of the Company; for more than five years prior to July 1999, President and Chief Operating Officer of the Company; for more than the past five years, President and Chief Operating Officer and a director of Geneve; since January 1998, a director of The Aristotle Corporation, a publicly held company with its principal executive offices in Stamford, Connecticut which is a leading manufacturer and global distributor of educational, health and agricultural products and is affiliated with the Company ('Aristotle').

EDWARD NETTER, age 71
Chairman
Director

    Since December 1980, director of the Company; since August 1997, Chairman of the Compensation Committee; for more than the past five years, Chairman of the Company; for more than five years prior to January 2000, Chief Executive Officer of the Company; from December 1990 to November 1993, President of the Company; for more than the past five years, Chairman, Chief Executive Officer and director of Geneve; since January 1998, a director of Aristotle; since July 2002, a director of American Independence Corp., a holding company with principal offices in New York, New York which, through subsidiaries, is in the insurance and reinsurance business and is affiliated with the Company ('AMIC').

ROBERT P. ROSS, JR., age 61
Director

    Since April 2000, director of the Company; for more than the past five years, President of The Starboard Capital Management Corporation, located in Houston, Texas, an unregistered investment advisor and general partner of Starboard Partners, L.P., a hedge fund for high net worth individuals and corporate clients; for more than five years prior to August, 2002, Chairman of GRO Corporation, a NASD registered broker/dealer located in Houston, Texas; for more than the past five years, a director of Standard Security.

JAMES G. TATUM, C.F.A., age 62
Director

    Since April 2000, director of the Company; since June 2002, chairman of the Audit Committee; since June 2002, a director of Aristotle; for more than the past five years, registered investment advisor, located in Birmingham, Alabama, managing funds for individual, corporate and trust clients; Chartered Financial Analyst for more than twenty-five years.

ROY T.K. THUNG, age 60
Chief Executive Officer, President and
Director

    Since December 1990, director of the Company; since January 2000, Chief Executive Officer of the Company; since July 1999, President of the Company; for more than five years prior to July 1999, Executive Vice President and Chief Financial Officer of the Company; from May 1990 to November 1993, Senior Vice President, Chief Financial Officer and Treasurer of the Company; from June 1983 to December 1986, director of the Company; for more than the past five years, Executive Vice President of Geneve; since June 2002, a director of Aristotle; since July 2002, a director of AMIC; since November 2002, Chief Executive Officer and President of AMIC.

 THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE 'FOR' EACH OF THE
                NOMINEES FOR ELECTION TO THE BOARD OF DIRECTORS.

            BOARD OF DIRECTORS AND COMMITTEES AND SELECTION PROCESS

    The Company's Board of Directors held four meetings in 2003 and also took action by unanimous written consent on five occasions during the year. Each director attended at least 75% of the aggregate of: (i) the total number of meetings of the Board of Directors held during the period in which such person was a director, and (ii) the total number of meetings held by all committees of the Board of Directors on which such person served.

    Directors are elected annually and serve until their successors are duly elected and qualified. Officers serve at the discretion of the Board of Directors.

    The Company qualifies as a 'controlled company' as defined in Rule 4350(c)(5) of the NASDAQ Marketplace Rules because more than 50% of the Company's voting power is held by Geneve. Please see 'Principal Stockholders' above. Therefore, the Company is not subject to the requirements of Rule 4350(c) that would otherwise require the Company to have (i) a majority of independent directors on the Board of Directors; (ii) compensation of the Company's executive officers determined by a majority of the independent directors or a compensation committee comprised solely of independent directors; (iii) director nominees selected, or recommended for the Board of Director's selection, either by a majority of the independent directors or a nominating committee composed solely of independent directors; and (iv) adopted a formal written charter or board resolution addressing the nominations process and related matters.

    In light of Geneve's voting power, the Board of Directors has determined that the Board of Directors, rather than a nominating committee, is the most appropriate body for identifying director candidates and selecting nominees to be presented at the annual meeting of stockholders. In nominating candidates, the Board of Directors seeks candidates with outstanding business experience who will bring such experience to the management and direction of the Company. The Board of Directors has further determined that no policy with respect to consideration of candidates recommended by security holders would be appropriate.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

    The Board of Directors has an Executive Committee, an Audit Committee and a Compensation Committee.

    Executive Committee. The Executive Committee, which has all powers and authority of the Board of Directors with respect to the management of the business and affairs of the Company, currently consists of Messrs. Kirkman, Netter and Thung. The Executive Committee did not hold any meetings or take any action by written consent in 2003.

    Compensation Committee. The principal functions of the Compensation Committee are to review and approve the compensation of the Company's executive officers and the Company's Chief Executive Officer, and to administer the Company's 1988 Stock Incentive Plan ('1988 Stock Plan') and 2003 Stock Incentive Plan ('2003 Stock Plan'; collectively, with the 1998 Stock Plan, the 'Stock Plans').

    Messrs. Kirkman, Netter and Tatum are the current members of the Compensation Committee. The Compensation Committee met three times in 2003.

    Audit Committee. The Audit Committee operates under an Audit Committee Charter adopted by the Board of Directors, which is attached to this proxy statement as Appendix A. The principal functions of the Audit Committee are to:
(i) select the independent auditors; (ii) review and approve management's plan for engaging the Company's independent auditors during the year to perform non-audit services and consider what effect these services will have on the independence of the Company's independent auditors; (iii) review the Company's annual financial statements and other financial reports which require approval by the Board of Directors; (iv) oversee the integrity of the Company's financial statements, the Company's systems of disclosure controls and internal controls and the Company's compliance with legal and regulatory requirements; (v) review the scope of the Company's independent auditors' audit plans and the results of their audit; and (vi) evaluate the performance of the Company's internal audit function and independent auditors.

    The Audit Committee met four times during 2003. The current members of the Audit Committee are Messrs. Kirkman, Ross and Tatum. Each of these individuals meets the independence requirements of NASDAQ and applicable Securities and Exchange Commission ('SEC') rules and regulations. The Audit Committee and the Board of Directors have determined that each member of the Audit Committee is financially literate and that Mr. Tatum qualifies as an 'audit committee financial expert' as defined by applicable SEC rules.

OTHER INFORMATION ABOUT OUR BOARD OF DIRECTORS

    The Company provides an informal process for stockholders to send communications to the Company's Board of Directors. Stockholders who wish to contact the Board of Directors or any of its members may do so by writing to Independence Holding Company, Attn: Board of Directors, 96 Cummings Point Road, Stamford, Connecticut 06902. At the direction of the Board of Directors, all mail received will be opened and screened for security purposes. Correspondence directed to an individual member of the Board of Directors is referred to that member. Correspondence not directed to a particular member of the Board of Directors is referred to the Company's General Counsel, Mr. Kettig.

    All of the members of the Board of Directors are encouraged to attend the Company's annual meetings of stockholders. All of the Company's directors were in attendance at the Company's 2003 Annual Meeting.

                           COMPENSATION OF DIRECTORS

    Each of the three independent members of the Board of Directors, Messrs. Kirkman, Ross and Tatum, receives an annual retainer of $15,000. In addition to the retainer, the independent members of the Board of Directors receive $400 for each Board or committee meeting attended.

    Non-employee directors are eligible to receive grants of stock options under the Stock Plans. The Plans provide for the automatic grant at the first meeting of the Board of Directors following each Annual Meeting of Stockholders of the Company to non-employee directors of non-qualified options to purchase 550 shares of Common Stock, which will vest six months after the date of the grant of the option, assuming uninterrupted service on the Board of Directors. Outstanding options granted at such 2003 Board meeting fully vested on January 10, 2004, and have an exercise price of $20.73 per share.

    In addition to Messrs. Lapin, Netter and Thung, listed above, who also serve as directors of the Company, set forth below are each executive officer's name, age, all positions and offices held with the Company, principal occupations and business experience during the past five years. Officers are elected by the Board of Directors, each to serve until his or her successor is elected and has qualified, or until his or her earlier resignation, removal from office or death.

                               EXECUTIVE OFFICERS

ALEX GIORDANO, age 61
Vice President -- Marketing

    Since February 2000, Vice President -- Marketing of the Company; for more than the past five years, Executive Vice President, Chief Marketing Officer and a director of Standard Security; for more than the past five years, President and a director of Independence American Insurance Company, a wholly-owned subsidiary of AMIC located in New York, New York ('Independence American').

TERESA A. HERBERT, age 42
Vice President and Chief Financial Officer

    Since July 1999, Chief Financial Officer of the Company; for more than five years prior to July 1999, Vice President and Controller of the Company; since March 1, 2001, Vice President of Geneve; since November 2002, Chief Financial Officer of AMIC.

PAUL R. JANERICO, age 37
Vice President -- Internal Audit

    Since April 2004, Vice President of the Company and Vice President of AMIC; from May 2002 to March 2004, Assistant Vice President/Financial Research Analyst and Portfolio Manager of General Reinsurance ('Gen Re'), a reinsurance company with principal offices in Stamford, Connecticut; for more than five years prior to April 2002, Assistant Vice President/Global Financial Audit Manager of
Gen Re.

DAVID T. KETTIG, age 45
Vice President -- Legal, Chief Administrative Officer and Secretary

    Since April 2004, Chief Administrative Officer of the Company; for more than the past five years, Vice President -- Legal and Secretary of the Company; for more than the past five years, Senior Vice President and Chief Administrative Officer of Standard Security; for more than five years prior to July, 2002, Vice President -- Legal and Secretary of Geneve; since November 2002, Chief Operating Officer of AMIC and Independence American; since September 2001, a director of Independence American.

BRIAN R. SCHLIER, age 49
Vice President -- Taxation

    For more than the past five years, Vice President -- Taxation of the Company; for more than the past five years, Director of Taxation of Geneve; since November 2002, Vice President -- Taxation of AMIC.

ROY L. STANDFEST, age 40
Vice President -- Investments and Chief Investment Officer

    Since April 1999, Vice President -- Investments and Chief Investment Officer of the Company; since April 1999, Vice President -- Investments and Chief Investment Officer of Geneve; since September 2000, Vice President -- Investments and Chief Investment Officer of Standard Security; since November 2002, Vice President -- Investments and Chief Investment Officer of AMIC; from September 1997 to March 1999, Vice President of Daiwa America Strategic Advisors Corporation, a proprietary fixed-income trading group affiliated with Daiwa Securities America with principal offices in New York, New York.

C. WINFIELD SWARR, age 63
Vice President and Chief Underwriting Officer

    Since August 2000, Vice President and Chief Underwriting Officer of the Company; since August 2000, Senior Vice President and Chief Underwriting Officer of Standard Security; for more than five years prior to August 2000, Vice President and Accident and Health Underwriting Officer of General Re.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

    The following table sets forth compensation paid by the Company and its subsidiaries to the Named Officers for services rendered for the last three fiscal years.

                                                                       LONG TERM COMPENSATION
                                                                 -----------------------------------
                                    ANNUAL COMPENSATION                   AWARDS             PAYOUTS
                              --------------------------------   -------------------------   -------
        (a)            (b)      (c)       (d)         (e)           (f)           (g)          (h)           (i)
                                                                 RESTRICTED    SECURITIES
                                                  OTHER ANNUAL     STOCK       UNDERLYING     LTIP        ALL OTHER
NAME AND PRINCIPAL            SALARY     BONUS    COMPENSATION     AWARDS     OPTIONS/SARS   PAYOUTS   COMPENSATION(1)
POSITION               YEAR     ($)       ($)         ($)           ($)           (#)          ($)           ($)
--------               ----     ---       ---         ---           ---           ---          ---           ---
Roy T.K. Thung ......  2003   345,222   380,000      --            --           103,950        --          184,369
  Chief Executive      2002   286,266   400,000      --            --            --            --           61,976
  Officer and          2001   286,225   285,025      --            --            90,000        --           57,318
  President

David T. Kettig .....  2003   221,406   217,750      --            --            24,750        --            7,185
  Vice President --    2002   188,250   250,000      --            --            10,250        --            6,015
  Legal and            2001   188,250   192,000(2)   --            --            10,000        --            5,538
  Secretary

Alex Giordano .......  2003   172,200   217,247      --            --            --            --            8,827
  Vice President --    2002   172,200   247,760      --            --            13,000        --            7,596
  Marketing            2001   172,200   187,760(3)   --            --            15,000        --            7,888

C. Winfield Swarr ...  2003   177,800    78,239      --            --            --            --            7,412
  Vice President --    2002   177,800   114,240      --            --             5,000        --            1,764
  Underwriting         2001   177,800    53,340      --            --            --            --            1,348


Roy L. Standfest ..... 2003   164,332   147,283      --            --            --            --              845
  Vice President --    2002   151,437   123,770      --            --            --            --              792
  Investments          2001   161,535   137,585      --            --            --            --            1,141

---------

(1) Amounts shown for 2001, 2002 and 2003 for all of the Named Officers include the dollar value of premiums paid for term life insurance. In addition, amounts shown for Mr. Thung include amounts accrued during 2001, 2002, and 2003 under a Retirement Benefit Agreement with the Company (described below under the heading 'Retirement Benefit Agreement'). The amounts shown for Messrs. Kettig and Giordano include profit-sharing contributions by Standard Security to their 401(k) accounts of (i) $3,326, $4,478, and $5,500, respectively, in 2001, 2002, and 2003 for Mr. Kettig and (ii) $5,100, $5,100 and $6,000, respectively, in 2001, 2002, and 2003 for Mr. Giordano. Mr. Giordano also received $1,440 in 2001, 2002, and 2003 as a car allowance. Certain of the Named Officers also received compensation and benefits during 2001, 2002, and 2003 from Geneve and/or its affiliates (other than the Company) for services rendered to such companies, which amounts are not included in this table. A portion of the salaries of certain of the Named Officers in 2003 was allocated to AMIC pursuant to a Service Agreement between the Company and AMIC.

(2) Includes $120,000 earned in 2001, but was not calculable until 2002.

(3) Includes $137,760 earned in 2001, but was not calculable until 2002.

OPTION/SAR GRANTS IN LAST FISCAL YEAR

    The following table sets forth certain information concerning grants of stock options to the Named Officers who received grants during 2003.

                                                                                                   GRANT DATE
                                        INDIVIDUAL GRANTS                                             VALUE
-------------------------------------------------------------------------------------------------  -----------
                  (a)                        (b)             (c)             (d)          (e)          (f)
                                          NUMBER OF
                                          SECURITIES      % OF TOTAL
                                          UNDERLYING     OPTIONS/SARS
                                         OPTIONS/SARS     GRANTED TO     EXERCISE OR               GRANT DATE
                                           GRANTED        EMPLOYEES      BASE PRICE    EXPIRATION    PRESENT
                 NAME                       (#)(1)      IN FISCAL YEAR     ($/SH)         DATE      VALUE$(2)
                 ----                    ------------   --------------   -----------   ----------  -----------
Roy T.K. Thung.........................     43,000           24.5%          19.94        1/8/08      435,590
                                            60,950           34.7%          20.48       6/19/08      570,492
David T. Kettig........................     24,750           14.1%          20.48       6/19/08      231,660

---------

(1) In the first quarter of 2003, the Company granted 132,450 Stock Appreciation Rights ('Rights') with a base price of $19.94. At the date of grant, the base price equaled the quoted market price of the shares. In the second quarter of 2003, these Rights were immediately vested and terminated; a like number of non-qualified stock options were issued under the 2003 Plan at the then-current market price to the officers whose Rights were terminated; and the difference between the base price of the Rights and the then-current market price was paid to such officers in cash.

(2) Present value determinations were made using the Black-Scholes model of theoretical options pricing, and were based on the following assumptions:
    (A) expected volatility is based on a five year period, calculated weekly, preceding the date of grant; (B) the risk-free rate of return is based on the five year U.S. Treasury Note yield to maturity as at the date of grant;
    (C) dividend yield assumes that the current dividend rate paid on the Common Stock continues unchanged until the expiration date of the options; and (D) a three-year phased-in vesting period that averages two years. The actual value a Named Officer receives is dependent on future stock market conditions, and there can be no assurance that the amounts reflected in column (f) of the Option/SAR Grants Table will actually be realized. No gain would be realized by a Named Officer without appreciation in the market value of the Common Stock, which would benefit all stockholders commensurately.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR END OPTION/SAR VALUES

    The following table sets forth certain information concerning stock options and SARs of the Named Officers who had options or SARs at December 31, 2003.

                (a)                       (b)          (c)            (d)                (e)
                                                                   NUMBER OF
                                                                  SECURITIES          VALUE OF
                                                                  UNDERLYING         UNEXERCISED
                                                                  UNEXERCISED       IN-THE-MONEY
                                                                 OPTIONS/SARS       OPTIONS/SARS
                                        SHARES                   AT FY-END(#)       AT FY-END($)
                                      ACQUIRED ON     VALUE      EXERCISABLE/       EXERCISABLE/
                NAME                  EXERCISE(#)  REALIZED($)   UNEXERCISABLE      UNEXERCISABLE
                ----                  -----------  -----------   -------------      -------------
Alex Giordano.......................      --           --         24,250/25,750     349,648/231,255
David T. Kettig.....................    24,750       299,503      10,084/34,916      96,331/171,664
Roy L. Standfest....................      --           --         12,375/12,375     154,564/154,564
C. Winfield Swarr...................      --           --         14,666/12,334     164,553/117,787
Roy T.K. Thung......................    103,950     1,465,398   202,450/133,950   2,544,808/713,424

EQUITY COMPENSATION PLAN INFORMATION

    The following table gives information about the Company's common stock that may be issued upon exercise of options under the Company's equity compensation plans existing as of December 31, 2003.

                                                    (a)               (b)                    (c)
                                                                                     NUMBER OF SECURITIES
                                                 NUMBER OF                           REMAINING AVAILABLE
                                               SECURITIES TO        WEIGHTED         FOR FUTURE ISSUANCE
                                               BE ISSUED UPON   AVERAGE EXERCISE         UNDER EQUITY
                                                EXERCISE OF         PRICE OF          COMPENSATION PLANS
                                                OUTSTANDING       OUTSTANDING        EXCLUDING SECURITIES
                PLAN CATEGORY                     OPTIONS          OPTIONS($)      REFLECTED IN COLUMN (a)
                -------------                     -------          ----------      -----------------------
Equity compensation plans approved by
  security holders...........................     720,117            14.18                 218,100

RETIREMENT BENEFIT AGREEMENT

    In 1991, the Company entered into a retirement benefit agreement with Mr. Thung, which was amended in December 2002, pursuant to which he is entitled to receive cash payments, based upon his salary, at such time as he retires or otherwise terminates his employment with the Company. Such payments are fully vested. Assuming that his employment with the Company had terminated on December 31, 2003, Mr. Thung would have been entitled to receive approximately $902,200 which amount increases each year he remains employed by the Company until he attains age 62. Of such amount, approximately $181,500 was accrued in 2003.

                         REPORT OF THE AUDIT COMMITTEE

    The Audit Committee of the Board of Directors is comprised of directors who meet the NASDAQ standards for independence. The Audit Committee operates under a written charter adopted by the Board of Directors, which was reviewed and revised in April 2004.

    The Audit Committee met with management periodically during the year to consider the adequacy of the Company's internal controls and the objectivity of its financial reporting. The Audit Committee discussed these matters with the Company's independent auditors and with appropriate company financial personnel. The Audit Committee also discussed with the Company's senior management and independent auditors the process used for certifications by the Company's chief executive officer and chief financial officer which are required for certain filings with the Securities and Exchange Commission.

    The Audit Committee appointed KPMG as the independent auditors for the Company after reviewing the firm's performance and independence from management.

    Management has primary responsibility for the Company's financial statements and the overall reporting process, including the Company's system of internal controls.

    The independent auditors audited the annual financial statements prepared by management, expressed an opinion as to whether those financial statements fairly present the financial position, results of operations and cash flows of the Company in conformity with generally accepted accounting principles and discussed with the Audit Committee any issues they believe should be raised with the Audit Committee and Board of Directors.

    The Audit Committee reviewed with management and KPMG, the Company's audited financial statements and met separately with both management and KPMG to discuss and review those financial statements and reports prior to issuance. Management has represented, and KPMG has confirmed, to the Audit Committee, that the financial statements were prepared in accordance with generally accepted accounting principles.

    The Audit Committee received from and discussed with KPMG the written disclosure and the letter required by Independence Standards Board Standard
No. 1 (Independence Discussions with Audit Committees). These items relate to that firm's independence from the Company. The Audit Committee also discussed with KPMG matters required to be discussed by the Statement on Auditing Standards No. 61 (Communication with Audit Committees) of the Auditing Standards Board of the American Institute of Certified Public Accountants to the extent applicable. The Audit Committee implemented a procedure to monitor auditor independence, reviewed audit and non-audit services performed by KPMG and discussed with the auditors their independence.

    Based on these reviews and discussions, the Board of Directors determined that the Company's audited financial statements were to be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2003.

MEMBERS OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS:

     ALLAN C. KIRKMAN      JAMES G. TATUM, Chairman      ROBERT P. ROSS, JR.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

    Management's recommendations as to the form and level of compensation of the Company's executive officers are subject to the approval of the Compensation Committee of the Board of Directors. The Committee has not retained a compensation consultant.

    The Company's compensation policies seek to attract and retain key executives necessary to the long-term success of the Company, to align compensation with both annual and long-term strategic plans and goals and to reward performance in the continued growth and success of the Company and in the enhancement of shareholder values. In furtherance of these goals, the Company has employed a combination of annual base salaries, which are set at levels which management believes to be competitive with industry and regional pay practices and economic conditions, and annual and longer term incentive compensation, including options to purchase Common Stock.

    Management recommended to the Compensation Committee a bonus pool for the Company's employees (including the executive officers) based on the Company's performance in 2003 (including management's accomplishments in enhancing the insurance group's distribution network while improving its profitability, and strategically planning the direction of the Company). The amount of the 2003 bonus pool was approved by the disinterested members of the Committee. Specifically regarding the chief executive officer, Roy T.K. Thung, base salary has been determined by considering Company and individual performance. Mr. Thung's annual bonus payments are subject to approval by the disinterested members of the Compensation Committee.

MEMBERS OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS:

        JAMES G. TATUM      EDWARD NETTER, Chairman      ALLAN C. KIRKMAN

                               PERFORMANCE GRAPH

    Set forth below is a line graph comparing the five year cumulative total return of the Common Stock with that of the Nasdaq Stock Market (US) Index and the Nasdaq Stock Market Insurance Index.

                COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN*
      AMONG INDEPENDENCE HOLDING COMPANY, NASDAQ STOCK MARKET (U.S.) INDEX
                       AND NASDAQ INSURANCE STOCKS INDEX

                   INDEPENDENCE        NASDAQ STOCK MARKET      NASDAQ INSURANCE
                  HOLDING COMPANY         (U.S.) INDEX            STOCKS INDEX
                  ---------------         ------------            ------------
1998                  $100                   $100                      $100
1999                    83                    185                        78
2000                   107                    112                        97
2001                   143                     89                       104
2002                   170                     61                       105
2003                   190                     92                       130

---------
* Assumes that dividends were reinvested and is based on a $100 investment on December 31, 1998; indices data obtained from Center for Research in Security Price (CRSP)

                           RELATED PARTY TRANSACTIONS

    The Company and Geneve operate under cost-sharing arrangements pursuant to which certain items are allocated between the companies. During 2003, the Company paid to Geneve or accrued for payment thereto approximately $255,000 under such arrangements, and paid or accrued approximately an additional $64,000 for the first quarter of 2004. Geneve also provides the Company the use of office space as its corporate headquarters for annual consideration of $236,000. In addition, certain directors, officers and/or employees of the Company or its subsidiaries, who are also directors, officers and/or employees of Geneve, received compensation and benefits from Geneve for services rendered thereto since January 1, 2003. The foregoing is subject to the approval of the Audit Committee of the Board of Directors at least annually, and management of the Company believes that the terms thereof are no less favorable than could be obtained by the Company from unrelated parties on an arm's length basis.

    At various times since January 1, 2003, certain securities transfers were made between the Company and/or certain of its subsidiaries, on the one hand, and Geneve, on the other hand, at fair market value. The Company has invested as a limited partner in Dolphin Limited Partnership-A, an investment partnership. Mr. Donald Netter is the Chairman, Chief Executive Officer and President, and the indirect principal owner, of the managing member of the general partner of Dolphin Limited

Partnership-A. Mr. Donald Netter is the son of Mr. Edward Netter. Pursuant to the terms of the Partnership Agreement, all limited partners are charged quarterly management fees, an annual performance-based incentive allocation and other defined expenses, which the Company believes to be comparable to other similar investment management vehicles with which it is familiar.

                                   PROPOSAL 2
                    RATIFICATION OF APPOINTMENT OF AUDITORS

    The Audit Committee of the Board of Directors has selected KPMG as the independent auditors of the Company for the year 2004. It is anticipated that representatives of KPMG, who also served as the Company's auditors for 2003, will be present at the 2004 Annual Meeting of Stockholders and will have an opportunity to make a statement if they so desire and to answer any appropriate questions.

    The following table presents aggregate fees for professional services billed to the Company for the years ended December 31, 2003 and 2002 by KPMG:

                                                                2003       2002
                                                                ----       ----
Audit fees(1)...............................................  $815,300   $708,400
Audit related fees(2).......................................     --        28,700
Tax fees(3).................................................    57,600     91,500
All other fees..............................................     --         --
                                                              --------   --------
                                                              $872,900   $828,600
                                                              --------   --------
                                                              --------   --------

---------

(1) Audit fees consist of fees billed to the Company by KPMG for professional services for the audit of the Company's financial statements filed with the Company's Annual Report on Form 10-K, review of the financial statements included in the Company's Quarterly Reports on Form 10-Q and services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements.

(2) Audit related fees consist of fees billed to the Company by KPMG for professional services for assurance and related services that are reasonably related to the audit or review of the Company's financial statements for 2002. These services include researching issues related to the American Independence Corp. transaction.

(3) Tax fees consist of fees billed to the Company by KPMG for professional services for tax compliance, tax advice and tax planning.

PRE-APPROVAL POLICIES AND PROCEDURES.

    The Audit Committee has adopted policies and procedures to pre-approve all audit and permitted non-audit services performed by our independent auditor. These policies and procedures are set forth in our Audit Committee charter.

    Applicable Commission rules and regulations permit waiver of the pre-approval requirements for services other than audit, review or attest services if certain conditions are met. Out of the services characterized above as Audit-Related, Tax and All Other, none were billed pursuant to these provisions in fiscal 2003 without pre-approval. Pre-approval requirements under applicable rules and regulations were not in place during fiscal 2002.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE 'FOR' PROPOSAL 2.

                              CORPORATE GOVERNANCE

    Code of Ethics. The Company has adopted a Code of Ethics which applies to the Company's President and Chief Operating Officer, Chief Financial Officer, principal accounting officers or controller and other Company employees performing similar functions (the 'Code of Ethics'). The Company's Code of Ethics can be found on the Company's website at www.independenceholding.com. The Board of Directors does not anticipate modifying the Code of Ethics or granting any waivers thereto.

    Code of Conduct. The Company has adopted a Corporate Code of Business Conduct and Ethics which applies to all employees, officers and directors of the Company and its subsidiaries and affiliates (the 'Code of Conduct'). The Code of Conduct can be found on the Company's website at www.independenceholding.com. The Board of Directors does not anticipate modifying the Code of Conduct or granting any waivers thereto.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

    Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's executive officers and directors, and persons who beneficially own more than ten percent (10%) of the Common Stock, to file with the Securities and Exchange Commission ('SEC') and any national securities exchange on which these securities are registered, initial reports of beneficial ownership and reports of changes in beneficial ownership of the Common Stock or other equity securities of the Company. Executive officers, directors, and greater than ten percent (10%) beneficial owners are required by SEC regulations to furnish the Company with copies of all 'SS'16(a) forms they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company, all 'SS'16(a) filing requirements applicable to its executive officers, directors, and greater than ten percent (10%) beneficial owners were complied with for the fiscal year ended December 31, 2003 except that Mr. Lapin was two days late reporting a purchase of the Company's stock in November 2003 due to an inadvertent late notice by the broker handling the transaction.

                             STOCKHOLDER PROPOSALS

    Any proposal which a stockholder intends to present at the Annual Meeting of Stockholders to be held in 2005 must be received at the Company's principal executive office not later than December 31, 2004 in order to be includable in the proxy material for such meeting.

                                 OTHER MATTERS

    As of the date of this Proxy Statement, the Board of Directors knows of no other business to be presented for action at the meeting. As to any business which would properly come before the meeting, the Proxies confer discretionary authority in the persons named therein and those persons will vote or act in accordance with their best judgment with respect thereto.

                                         By Order of the Board of Directors

                                         /s/ David T. Kettig
                                           .....................................
                                          DAVID T. KETTIG
                                          Secretary

April 29, 2004

                                                                      APPENDIX A

                     CHARTER OF THE AUDIT COMMITTEE OF THE
                             BOARD OF DIRECTORS OF
                          INDEPENDENCE HOLDING COMPANY

    The Audit Committee, appointed by and acting on behalf of the Board of Directors of Independence Holding Company ('INHO'), a Delaware corporation, shall be responsible for overseeing INHO's accounting, financial reporting processes, internal controls, and audit of INHO's financial statements. Management is responsible for (a) the preparation, presentation and integrity of INHO's financial statements; (b) accounting and financial reporting principles; and (c) INHO's internal controls and procedures designed to promote compliance with accounting standards and applicable laws and regulations. INHO's independent auditing firm is responsible for performing an independent audit of the consolidated financial statements in accordance with generally accepted auditing standards.

                                   MEMBERSHIP

    The Audit Committee shall be composed of at least three directors determined by the Board of Directors (the 'Board') to have no relationship with INHO that may interfere with the exercise of their independence from management and to meet the independence and financial literacy requirements of NASDAQ and applicable federal law. At least one member must have accounting or other relevant financial management expertise as required by NASDAQ. If an Audit Committee member simultaneously serves on the audit committees of more than three public companies, the Board must determine that such simultaneous service would not impair the ability of such director to effectively serve on INHO's Audit Committee. Appointment to the Audit Committee, including the designation of the Chair of the Audit Committee and the designation of any Audit Committee members as 'audit committee financial experts,' shall be made on an annual basis by the full Board.

                      RESPONSIBILITIES OF AUDIT COMMITTEE

    The Audit Committee shall undertake such functions as it deems appropriate to oversee INHO's accounting, financial reporting processes, internal controls, and audit of INHO's financial statements. Without limiting its scope of activities, the Audit Committee shall, among other things, be responsible for:

     The appointment, replacement, compensation and oversight of the work of INHO's independent auditors.

     Reviewing the adequacy and appropriateness of INHO's system of internal financial controls, including the need for, and conduct of, an internal auditing function.

     Reviewing and discussing the written statement from the independent auditor concerning any relationship between the auditor and INHO or any other relationships that may adversely affect the independence of the auditor, and, based on such review, assuring and assessing the independence of the auditor.

     Establishing policies and procedures for the review and pre-approval by the Audit Committee of all auditing services and permissible non-audit services (including the fees and terms thereof) to be performed by the independent auditor, with exceptions provided for de minimis amounts under certain circumstances as described by law.

     Reviewing, discussing and assessing with the independent auditor: (a) its audit plans, and audit procedures, including the scope, fees and timing of the audit; (b) the results of the annual audit examination and accompanying management letters; and (c) the results of the independent auditors' procedures with respect to interim periods.

     Reviewing and discussing reports from the independent auditors on (a) all critical accounting policies and practices used by INHO; (b) alternative accounting treatments within generally accepted accounting principles ('GAAP') related to material items that have been discussed with management, including the ramifications of the use of the alternative treatments and the treatment preferred by the independent auditor; and
     (c) other material written communications between the independent auditor and management.

     Reviewing with the independent auditor its judgment as to the quality, not just the acceptability, of INHO's accounting principles and such matters as are required to be discussed with the Audit Committee under generally accepted auditing standards.

     Reviewing and granting prior approval authority for related party transactions (as defined in the relevant NASDAQ requirements).

     Reviewing the filings made on behalf of INHO with the Securities and Exchange Commission (the 'SEC'), NASDAQ and such other exchange(s) upon which the securities of INHO are listed.

     Reviewing INHO's audited financial statements and INHO's quarterly financial information, in each case prior to the filing with the SEC.

     Reviewing and discussing with management, the independent auditor, and senior financial and accounting employees: (a) the adequacy and effectiveness of INHO's internal controls (including any significant deficiencies and significant changes in internal controls reported to the Audit Committee by the independent auditor or management); (b) INHO's internal audit procedures; and (c) the adequacy and effectiveness of INHO's disclosures controls and procedures, and management reports thereon.

     Reviewing the procedures established by INHO, and actions undertaken on INHO's behalf, to protect INHO's proprietary intellectual property.

     Reviewing the findings of investigations, examinations, and similar reviews, if any, issued or conducted by regulatory authorities which pertain to INHO's internal financial controls and financial reporting functions.

     Establishing procedures for the receipt, retention and treatment of complaints received by INHO regarding accounting, internal accounting controls, or auditing matters, and the confidential, anonymous submission by employees of concerns regarding questionable accounting or auditing matters.

     Publishing the report of the Audit Committee required by the rules of the SEC to be included in the company's annual proxy statement.

    Further, the Audit Committee shall conduct special investigations at its discretion and shall perform such other functions as may be requested from time to time by the Board of Directors.

    In the conduct of its responsibilities, the Audit Committee is authorized to communicate directly with any employee of INHO or any third party conducting business with INHO, to engage professionals, including lawyers, accountants and other advisers who have or have not previously rendered services to INHO on terms (including financial) that the Audit Committee deems appropriate in its discretion, and to undertake such other actions as the Audit Committee deems appropriate in order to fulfill its responsibilities.

                                    MEETINGS

    The Audit Committee shall meet at the discretion of its Chairperson or a majority of its members, but shall meet not less frequently than quarterly and as often as necessary to carry out its responsibilities. A majority of the members of the Audit Committee shall constitute a quorum and shall be empowered to act on behalf of the Audit Committee. The Audit Committee shall meet at least annually with INHO's independent auditors without management present. The Audit Committee may delegate its authority to any subcommittee or member where appropriate and permitted by relevant law and the rules and regulations of the SEC, NASDAQ and any other exchange(s) upon which the securities of INHO are listed. The Audit Committee shall maintain minutes of its proceedings.

                           REPORTING RESPONSIBILITIES

    The Audit Committee shall report to the Board of Directors as the Chairperson, a majority of the members, or the Board of Directors may request. The Audit Committee may, acting on its own initiative, report to, or otherwise communicate with, one or more members of management, including those persons responsible for financial reporting and internal auditing, and INHO's independent auditors.

    INHO's independent auditors shall report directly to the Audit Committee but shall be responsible to the entire Board of Directors.

          PROCEDURES FOR DISCHARGING AUDIT COMMITTEE RESPONSIBILITIES

    The Audit Committee shall discuss and review:

     The independent auditors' proposed audit plan for the current year, and discuss with the independent auditors its scope, staffing, location, reliance upon management and general audit approach.

     Significant findings during the year, including the status of previous audit recommendations.

     Any difficulties encountered in the course of audit work, including any restrictions on the scope of activities or access to required information.

     The adequacy of the Audit Committee charter, annually.

     Any matters raised by the audit that the Audit Committee believes should be discussed privately without the presence of management; the Audit Committee shall meet at least annually with INHO's independent auditors without management.

     Inquiries as to the auditors' independent qualitative judgments about the appropriateness, not just the acceptability, of the accounting principles and the clarity of the financial disclosure practices used or proposed to be used by INHO.

                                THE CHAIRPERSON

    The Chairperson shall have the authority and responsibility to call the meetings of the Audit Committee, to oversee the conduct of meetings, to report on the deliberations of the Audit Committee to the Board of Directors and, as appropriate, to others. The Chairperson shall have the authority to engage, on behalf of the Audit Committee, counsel, accountants, and others in the furtherance of the Chairperson's and the Audit Committee's duties. The Audit Committee, acting by majority of its members, may overrule or modify any decision of the Chairperson, or initiate any action on its own.

                                REVOCABLE PROXY
                          INDEPENDENCE HOLDING COMPANY


[X] PLEASE MARK VOTES
    AS IN THIS EXAMPLE

                         ANNUAL MEETING OF STOCKHOLDERS
                                 JUNE 18, 2004


               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

     The undersigned stockholder of Independence Holding Company (the "Company") hereby appoints Teresa A. Herbert and David T. Kettig, and each or either of them, the true and lawful proxies, agents and attorneys of the undersigned, each with full power to act without the other and with full power of substitution to vote all shares of the Company which the undersigned would be entitled to vote if personally present at the Annual Meeting of Stockholders of the Company to be held on Friday, June 18, 2004 at 9:30 A.M., E.D.T., at the Hyatt Regency Greenwich, 1800 E. Putnam Avenue, Old Greenwich, Connecticut 06870 and at any adjournment or postponement thereof.




Please be sure to sign and date         Date
  this Proxy in the box below.

--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
     Stockholder sign above   Co-holder (if any) sign above


                                                                                With-          For All
                                                                      For       hold           Except

1. To elect seven directors:                                          [ ]         [ ]            [ ]
   Nominees:
   Larry R. Graber, Allan C. Kirkman,
   Steven B. Lapin, Edward Netter,
   Robert P. Ross, Jr., James G. Tatum and Roy T. K. Thung


    INSTRUCTION: To withhold authority to vote for any individual nominee, mark
    "For All Except" and write that nominee's name in the space provided below.


    ____________________________________________________________________________

                                                                      For       Against        Abstain

2.  To ratify the appointment of KPMG LLP as
    independent auditors for the fiscal year                          [ ]         [ ]            [ ]
    ending December 31, 2004.

3.  To transact any other business that may properly come before the Annual
    Meeting and any adjournment or postponement thereof.

    THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR"
                   ALL PROPOSALS.

    The shares represented by this proxy card will be voted as directed above.
If no direction is given and the proxy card is validly executed, the shares will be voted FOR all listed proposals.

    The undersigned hereby ratifies and confirms all that said proxies, agents, and attorneys, or any of them or their substitutes, lawfully may do at the meeting and hereby revokes all proxies heretofore given by the undersigned to vote at said meeting or any adjournment or postponement thereof.


   Detach above card, sign, date and mail in postage paid envelope provided.

                          INDEPENDENCE HOLDING COMPANY
                             96 CUMMINGS POINT ROAD
                          STAMFORD, CONNECTICUT 06902

    Please sign the Proxy exactly as your name(s) appears hereon. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, the signature should be that of an authorized officer who should state his or her title.

                         PLEASE DATE, SIGN AND RETURN.
                   YOUR PROMPT ATTENTION WILL BE APPRECIATED.

IF YOUR ADDRESS HAS CHANGED, PLEASE CORRECT THE ADDRESS IN THE SPACE PROVIDED BELOW AND RETURN THIS PORTION WITH THE PROXY IN THE ENVELOPE PROVIDED.

_____________________________________________________


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